UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI (State or other jurisdiction of incorporation)	000-26020 (Commission File No.)	43-1641533 (IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)

561-805-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01 - Entry into a Material Definitive Agreement.

On November 16, 2006, Applied Digital Solutions, Inc.’s (the “Company’s”) majority-owned subsidiary, InfoTech USA, Inc. and its subsidiaries (collectively referred to as InfoTech) and Wells Fargo Business Credit, Inc. (“Wells Fargo”) entered into an amendment and waiver of InfoTech’s credit facility with Wells Fargo. The amendment and waiver extends the maturity date of the loan from June 30, 2007 to June 29, 2008.

Under the terms of the credit agreement with Wells Fargo, InfoTech was permitted to have a cumulative net loss, as defined in the credit agreement, for its fiscal year ended September 30, 2006, of no more than $1,045,000 and book net worth, as defined in the credit agreement, for the quarter ended September 30, 2006, of no less than $3,200,000. As previously reported, in the Company’s Form 10-Q for the nine-months ended September 30, 2006, InfoTech did not meet these financial covenants for its fiscal year ended September 30, 2006. Pursuant to the amendment and waiver, Wells Fargo has agreed to waive the anticipated non-compliance. In connection therewith, InfoTech agreed to pay Wells Fargo a $25,000 waiver fee in three installments, with $5,000 due on December 1, 2006 and $10,000 due on each of January 2, 2007 and February 6, 2007.

Under the terms of the amendment and waiver, InfoTech is permitted to have a net loss, as defined in the credit agreement, of no more than $220,000 for its quarter ending December 31, 2006, $320,000 for its two quarters ending March 31, 2007, $400,000 for its three quarters ending June 30, 2007 and $570,000 for its fiscal year ending September 30, 2007.

Additionally, InfoTech is required to maintain certain minimum net book worth requirements during the period of the loan.

The amendment and waiver further provides that the maximum debt to book net worth ratio required to be maintained by InfoTech shall be no more than 2.10 to 1.00, as determined at the end of each fiscal quarter.

The foregoing description of the amendment and waiver is only a summary and is qualified in its entirety by the full text of the amendment and waiver, a copy of which has been filed as Exhibit 10.1 to this Current Report and which is incorporated by reference herein.

Section 2 - Financial Information

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 of this Current Report, on November 16, 2006, InfoTech entered into a Fifth Amendment and Waiver with its lender, Well Fargo.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fifth Amendment and Waiver, dated as of November 16, 2006, among InfoTech USA, Inc., Information Technology Services, Inc. and Wells Fargo Business Credit, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Digital Solutions, Inc.
(Registrant)

Date: November 17, 2006                                                                               By: /s/ Lorraine M. Breece
Lorraine M. Breece
Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS
Exhibit Number	Description

10.1	Fifth Amendment and Waiver, dated as of November 16, 2006, among InfoTech USA, Inc., Information Technology Services, Inc. and Wells Fargo Business Credit, Inc.

5